UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2022

ONCOSEC MEDICAL INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54318	98-0573252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 North Main Street, Pennington, NJ	08534-2218
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 662-6732

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ONCS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 7, 2022, the Board of Directors (the “Board”) of OncoSec Medical Incorporated (the “Company”) elected Stephany Foster as an independent director of the Board and also appointed Ms. Foster as Chair of the Audit Committee of the Board and member of the Compensation Committee of the Board.

Ms. Foster has over 20 years of experience in the fields of accounting and human resource management. Since October 2019, Ms. Foster has served as Chief Human Resources Officer, Senior Vice President, Head of Global Human Resources, and a member of the Executive Committee of QIAGEN N.V., a global provider of Sample to Insight solutions that enable customers to gain valuable molecular insights from samples containing the building blocks of life. Prior to this position, Ms. Foster served as Vice President, Head of Compensation and Benefits, at QIAGEN from January 2019, and earlier as Vice President, Head of Internal Audit, at QIAGEN from January 2005 to December 2018. Ms. Foster holds both a Bachelor’s and Master’s degree in Accounting from the University of Notre Dame.

Ms. Foster will be compensated for her service on the Board in accordance with the Company’s compensatory and other arrangements for non-employee independent directors, which are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 31, 2022. Ms. Foster was awarded 50,000 stock option awards upon joining the Board, which stock options will vest quarterly, commencing on the first completed calendar quarter after the date of grant, subject to Ms. Foster’s continuous service on the Board through each such vesting date.

There are no transactions between Ms. Foster and the Company that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2022	OncoSec Medical Incorporated

	By:	/s/ Robert H. Arch
	Name:	Robert H. Arch
	Title:	President and Chief Executive Officer